Flex Extra Variable Annuity Prospectus

Supplement dated August 20, 2003

to the Prospectus dated May 1, 2003

Effective September 2, 2003, the Flex Extra Variable Annuity Prospectus is amended as follows:

1.	On page 15, in the sub-section Transfers During the Accumulation Phase, above Item (1), the following sentence is added:

In Items (1) and (2) we list restrictions on transfers out of The GPA Account. As of September 2, 2003, we are no longer enforcing these restrictions. We reserve the right to reinstate these restrictions at a future date and will provide appropriate advance notice.

2.	On page 16, the first Item (1) appearing on the page, is deleted and replaced with the following:

(1) 25%* of the amount in the GPA on the date the transfer is made; or

*(As of September 2, 2003, we are changing this percentage to 100%. We reserve the right to return the percentage to 25% at a future date and will provide appropriate advance notice.)